Income tax (Schedule of Tax Effects of Temporary Differences that Give Rise to Deferred Tax Asset Balances) (Details) - USD ($) $ in Thousands		Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets:
Tax loss carried forward		$ 286,103	$ 235,362
Allowance for expected credit loss of receivable, accrued expense and others not currently deductible for tax purposes		34,918	32,441
Deferred revenue		1,430	1,507
Impairment of investment		2,988	2,922
Capitalized research and development expenses		28,051	15,025
Others			(85)
Valuation allowance	[1]	(330,844)	(272,922)	$ (224,130)	$ (242,051)
Deferred tax assets, net		22,646	14,250
Deferred tax liabilities:
Related to the fair value changes of investments		15,179	12,015
Related to acquired intangible assets		31,324	38,089
Others		21,302	9,214
Deferred tax liabilities		67,805	59,318
Deferred tax assets, net		9,782	2,563
Deferred tax liabilities		$ 54,941	$ 47,631

[1]	Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance was mainly provided for net operating loss carry forwards because it was more likely than not that such deferred tax assets would not be realized based on the Group’s estimate of its future taxable income. If events occur in the future that allow the Group to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.